UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2023

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) Consistent with the previously announced succession plan, on December 31, 2023, Mark E. Tryniski, the President and Chief Executive Officer of Community Bank System, Inc. (the “Company”) and its wholly-owned subsidiary, Community Bank, N.A. (the “Bank”) retired as an executive officer of the Company and the Bank.

On January 1, 2024, Dimitar A. Karaivanov, the Company’s Executive Vice President and Chief Operating Officer (“COO”), was appointed as the Company’s and the Bank’s President and Chief Executive Officer. As previously announced, Mr. Karaivanov was appointed to serve as a Director of the Company and the Bank, effective January 1, 2024.

Mr. Karaivanov, age 41, joined the Company in June 2021 as its Executive Vice President of Financial Services and Corporate Development, responsible for the business and financial performance of three of the Company’s four business lines – benefits administration, insurance services, and wealth management. In October 2022, he was appointed COO, adding responsibility for the Company’s banking business. Prior to joining the Company, Mr. Karaivanov served as Managing Director in Lazard’s Financial Institutions Group and has extensive experience as an investment banker for banks, other financial institutions, and fintech companies at a number of leading financial services firms. Mr. Karaivanov holds an MBA degree from The Ohio State University Max M. Fisher College of Business. He is also a graduate of the American Bankers Association’s Stonier Graduate School of Banking.

There are no arrangements or understandings between Mr. Karaivanov and any other persons pursuant to which he was selected as an executive officer of the Company. There are no family relationships between Mr. Karaivanov and any director or executive officer of the Company. There are no related party transactions between the Company and Mr. Karaivanov that would require disclosure under Item 404(a) of Regulation S-K.

The details regarding Mr. Karaivanov’s employment agreement were disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 5, 2023 and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ Michael N. Abdo
Name: Michael N. Abdo
Title: Executive Vice President and General Counsel

Dated: January 5, 2024